Exhibit 99.1

Virtu Financial VIRTU FINANCIAL Positioning and growth opportunities June 2019 © g Virtu Financial. All rights reserved. Not to reproduced or retransmitted without permission.

Disclaimer Cautionary Statement Regarding Forward Looking Statements This presentation may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the effect of the acquisition of Investment Technology Group, Inc. (“ITG”) on existing business relationships, operating results, and ongoing business operations generally; the significant costs and significant indebtedness that we have incurred and expect to incur in connection with the acquisition of ITG; the risk that we may encounter significant difficulties or delays in integrating the two businesses and the anticipated benefits, cost savings and synergies or capital release may not be achieved; the assumption of potential liabilities relating to ITG's business; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. GAAP and Non-GAAP Results This presentation includes certain non-GAAP financial measures, including Adjusted EPS, Normalized Adjusted EPS, Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Pre-Tax Income, EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Trading Capital, Adjusted Operating Expense and Adjusted Compensation Expense. Non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP. A reconciliation of non-GAAP measures to the most directly comparable financial measure prepared in accordance with GAAP is included at the end of this presentation. 2 5-June-19

Virtu is a Technology Service Provider to the Global Financial Markets Virtu provides an and services end-to-end suite of technology-enabled products Multi-Asset Class We transact in over 25,000 financial instruments in all major asset classes. Workflow Solutions World-class product set of execution and trading tools embedded in the workflow of clients Global Execution Capabilities Our footprint connects 235+ venues in over 50 countries Access to multiple sources of liquidity 2,000+ Clients • • • Retail/RIA Institutional blocks Principal market making flow Engaged participants Global, blue chip client base Trading Analytics & Data • End-to-end pre-, intra-and post-trade analytics Outlier monitoring Peer Group data • • 3 5-June-19

Our Products are Industry Leading and Embedded in Client Workflows

Servicing investors' global, multi-asset execution, analytics, liquidity and workflow needs with our scalable, low-cost technology

Global diversified customer base: Broker Dealers · Hedge Funds · Asset Managers · Long Only Mutual Funds · Sovereigns & Pensions · Investment Companies · RIAs

	Workflow	Analytics	Liquidity Sourcing	Execution Services	Customer Market Making	Proprietary Market Making
Public Operating Segments	Execution Services $500mm*				Market Making $924mm*	
	Financial Technology Products $147mm*		Trading Solutions $1,277mm*			
	Broker Neutral					
End-to-end world class product suite	Triton EMS Triton OMS Algo Wheel ITG Net CSA	Multi-asset TCA Pre-Trade, Real-time, post trade TCA Global Peer database ACE Portfolio Optimizer Fair Value	POSIT POSIT Alert RFQ-hub MATCHNow MatchIt	Global algo suite Best Market Server Smart Order Router Portfolio Trading High-Touch Trading Dark ETF	ETF Blocks High Touch OTC Trading vEQ Link vFI vFX vMX	**Global** Equities ETFs FX Fixed Income Energy + Metals Options

Multi-Asset Class

Revenue Drivers

	Workflow	Analytics	Liquidity Sourcing	Execution Services	Customer Market Making	Proprietary Market Making
Market volumes	✓	✓	✓	✓	✓	✓
Installed base fees	✓	✓				
Volatility			✓	✓	✓	✓

* Pro Forma 2018 Net Revenue, includes Virtu & ITG. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure.

4 5-June-19

Virtu by the Numbers Scale, Service, and Distribution 2,000+ Clients 235+ Venues 50+ Countries 15 Offices 10,000+ Managed FIX Connections 5,700+ Unique EMS Installations 1,600+ 3rd Party EMS / OMS Connections 900+ IOI connections Global Footprint *Shaded areas represent regions in which Virtu provides services or interacts with the market 5 5-June-19

Virtu has a 2,000+ unique Global, Diversified Client Franchise clients in 50+ countries serviced from 15 offices 1% Broker / Dealer 6% Asset Mgr / RIA 1% Hedge Fund Virtu services over 25%1 of “Rule 605” retail order flow in the US, including flow from broker / dealers, asset managers / RIAs and banks Mutual Fund Bank Other Gov't Entity Pension / Endowment Insurance 1 2018 Source: Virtu Financial, 2019 6 5-June-19

Virtu's Customer Base Spans Global Retail, RIA and Institutional Firms Across the Buyside and Sellside

charles SCHWAB

Fidelity INVESTMENTS

TD Ameritrade

APEX FINANCIAL SERVICES

E*TRADE

LPL Financial

Pershing® A BNY MELLON COMPANY℠

T.RowePrice®

CIBC PRIVATE WEALTH MANAGEMENT

COLUMBIA THREADNEEDLE INVESTMENTS

BlackRock

CAPITAL GROUP®

STATE STREET.

robinhood

wealthfront

Betterment

7 5-June-19 Source: Virtu Financial

Focus on Financial Technology Products

Workflow Technology

Triton EMS & OMS
Broker-neutral execution management
(OMS, Compliance)

ITG Net
10,000+ managed FIX connections
2,000+ equity and derivative algos
24/6 global and regional connectivity support specialists
600+ broker firms
30+ seamless integration with all major OMS/EMS providers

Algo Wheel
Data-driven broker performance evaluation tool

RFQ-hub
For ETF, OTC and negotiated instrument connectivity and trading

Commission Manager

Single Ticket Clearing

Trade Ops

Rules-based automation/routing

Source: Virtu Financial, May 2019

Expansive, unique connections across integrated workflow products

5,700+	400+	1,600+	900+
Triton EMS	Triton OMS	3rd party EMS / OMS connections	IOI connections

Multi-Asset Solution
Equities, ETFs, foreign exchange, fixed income, options and futures

Advanced technology
Robust technology infrastructure with high availability, throughput and capacity

Leading Global EMS
Triton EMS has a diverse client base servicing both buy-side and sell-side clients

Desktop consolidation
From a single access point trade:
- Block trading
- Algo integration
- Portfolio trading
- Pairs strategies
- Single-stock execution
- IOIs, actionable IOIs
- RFS/RFQ globally

Key Characteristics
- Revenue streams are steadier
- Includes fees for installations and services
- Integral to overall growth opportunities
- CSA and commission allocations

Value Add
- A leading EMS/OMS like Triton is an increasingly embedded component of clients' operations for order management, execution, compliance, record keeping and data management

Focus on Financial Technology Products Data & Trading Analytics 75% Of the largest asset management firms use our TCA Transaction Cost Analytics (TCA) (Multi-asset capabilities for equities, futures FI and FX) Global Peer database Agency Cost Estimator (ACE) Smart Trading Analytics Pre-trade TCA Global Cost Curves Real-time TCA Portfolio Optimizer Post-trade TCA Fair Value service Global Peer data Trade Surveillance Outlier Monitoring Trade Surveillance  Execution Consulting Regulatory reporting *Going live in 2H19: fixed income Global Peer database; futures Global Peer database Source: Virtu 2019 9 Multi-Asset TCA Solution Fixed EquityFXIncome*Futures* Value Add • Virtu’s analytics and data products are industry-leading and provide recurring revenue stream • Clients rely on Virtu as a trusted partner with best-in-class tools that help support decision making, evidence best execution, provide outlier monitoring and audit trail, performance improvement and facilitate regulatory reporting Revenue Sources • Recurring fee based • Commission allocations

Technology-Enabled Solutions Across the Trade Life Cycle

1 Pre-Trade

Activities

- Portfolio construction optimization
- Transaction cost estimates
- Single stock/portfolio analytics
- Liquidity studies
- Risk analysis

Virtu Products: OMS

- Portfolio Opt
- Agency Cost Estimator
- Cost Curves
- Fair Value
- Risk Models

Triton OMS

2 Trade

Activities

- Order delivery to desk
- DMA/SOR
- Algos
- Crossing
- 3rd party liquidity access
- Real time alerts/execution analysis tools

Unique Liquidity Sources

- Institutional liquidity
- Retail liquidity
- Principal Market Making

Virtu Products: EMS

- SOR
- Algos
- Dark
- Prism
- BMS
- Index analysis
- POSIT Alert
- POSIT
- ATS/MTF
- MATCHNow
- MatchIt
- IOIs
- ITG Net
- RFQ-hub
- Algo Wheel
- Commission Manager
- Real-time TCA
- Trade Monitor
- Smart Market Indicators

3 Post-Trade Analysis

Activities

- Transaction cost, measurement, analysis, and control
- Venue analysis

Virtu Products: EMS

- Transaction cost, measurement, analysis, and control
- Venue analysis

4 Post Trade Process

Activities

- Clearance/settlement
- Book and records
- MIS/reporting

Virtu Products: EMS

- Clearance/settlement
- Book and records
- MIS/reporting

Triton EMS

10 5-June-19

Virtu’s Focused Growth Strategy 1 2 3 5-June-19 Leverage Virtu’s global multi-asset capabilities to expand products and service offerings to established client base Distribute Virtu’s unique multi-asset liquidity offerings over embedded broker-neutral distribution channels Selective acquisitions focused on recurring revenue streams or filling asset class and geographic gaps 11

Organic Growth Opportunities Identified of $25-50 Million Annually

Paths to Organic Growth

Improve Technology
Leverage Virtu's market making technology and algo suite to improve upon existing ITG products & services

Expand Assets
Expand product reach to include multiple asset classes and products

Distribute Liquidity
Leverage desktop presence via Triton to offer clients the ability to interact with Virtu's unique liquidity offerings

Cross Sell / Partnerships
Grow via partnerships, such as MarketAxess, and cross sell enhanced products to embedded client base

12 5-June-19

Leverage Virtu’s global multi-asset capabilities to expand products and service client base offerings to established Expands total addressable market and creates new revenue opportunities Triton EMS  Triton OMS Trading Analytics Suite Algo Suite / Smart Order Router Algo Wheel Connectivity Network (ITG Net) ETF desk and Portfolio Trading eNAV ETF Pricing Commission Management Aggregation Correspondent Clearing Technology Partnerships 13 5-June-19 Paths to Organic Growth Improve Technology Leverage Virtu’s market making technology and algo suite to improve upon existing ITG products & services Expand Assets Expand product reach to include multiple asset classes and products Cross Sell Cross sell existing Virtu products to ITG client base, and vice versa Product/Offering Improve Tech Expand Assets Cross Sell

Distribute Virtu's unique multi-asset liquidity offerings over embedded broker-neutral distribution channels

Expands total addressable market and creates new revenue opportunities

Product/Offering	Improve Tech	Distribute Liquidity	Cross Sell / Partner
ATS/MTF (POSIT)	✓	✓	✓
POSIT Alert	✓	✓	✓
RFQ-Hub	✓	✓	✓
OTC / Cash trading		✓	✓
Custom Liquidity Solutions (vEQ, vFX, vFI, vEQ SI)		✓	✓

Paths to Organic Growth

Improve Technology
Leverage Virtu's market making technology and algo suite to improve upon existing ITG products & services

Distribute Liquidity
Leverage desktop presence via Triton to offer clients the ability to interact with Virtu's unique liquidity offerings

Cross Sell / Partnerships
Grow via partnerships, such as MarketAxess, and cross sell enhanced products to embedded client base

14 5-June-19

Workflow Technology and Trading Analytics are Attractive Businesses

Workflow Technology & Trading Analytics	2016	2017	2018
Net Revenue[1]	$137mm	$138mm	$147mm

Key Characteristics

- Revenue streams are steadier
- Includes fees for installations and services
- Expansive, unique connections across integrated workflow products[2]
  - Triton EMS: 5,700+
  - Triton OMS: 400+
  - 3rd party EMS/OMS connections: 1,600+
  - IOI connections: 900+

  ~ 8,600 connections
- Integral to overall growth opportunities

[1] This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure.
[2] As of 3/31/2019
Source: Virtu Financial

15 5-June-19

Case Study: Virtu/MarketAxess Partnership

Delivering transparency and workflow efficiency to listed & OTC markets

RFQ-hub brings asset managers and market makers together online to help electronically deliver aggregated and competitive liquidity, streamline workflow and improve pricing in OTC-negotiated instruments.

- The standardized and electronic bilateral RFQ process delivers more choice of other-wise hidden liquidity
- Participants can simultaneously request quotes from multiple dealers and choose the best price
- RFQ-hub's detailed metrics and trade cost analytics provide insight into trade and dealer performance
- One-click access to comprehensive audit reporting helps meet regulatory/compliance obligations.

Benefit to Virtu

- Expand RFQ-hub to US ETFs
- Distribution of Virtu's eNAV offering, non-exclusive
- Provides Virtu clients with access to credit markets via MarketAxess

Deeper liquidity

- RFQ-hub delivers **US$2.5b** in daily liquidity to participants' desktops
- Global network of **53+** liquidity providers including key Tier-1 banks

Improved performance

- Price improvement through competing quotes
- Built-in analytics for pre- and post-trade performance metrics

Benefit to MarketAxess

- Access ETF liquidity via Virtu's ETF-hub
- Access to Virtu's streaming eNAV product

16 5-June-19

Growth Through Acquisitions Our acquisition and inorganic value and growth investments have fostered shareholder Strategic Acquisitions 2011 2017 2019 Strategic Minority Investments 2008 2016 2019 17 5-June-19

Virtu's Performance History VIRTU FINANCIAL

Virtu’s Run Rate Revenue Profile is Measurable Despite Inherent Volatility rate Adj. NTI1 Pro Forma Combined Rolling NTM run for Virtu, KCG, and ITG $1,800 Max $1,600 2 (millions) PF Combined Rolling NTM ANTI PF Combined 2018 Adj. Operating Expense Announced Target Synergy PF Pre-Tax Income before Interest Expense Interest Expense3 PF Normalized Pre Tax Income PF Tax (24%) PF Normalized Adj. Net Income Avg Min $ 1,177 (802) 123 Max $ 1,639 (802) 123 $1,400 $ 1,379 (802) 123 $1,200 498 (133) 700 (133) 960 (133) $1,000 364 (87) 566 (136) 827 (198) $800 $ 277 $ 430 $ 628 $600 PF Shares Outstanding PF Normalized Adj. EPS 194 194 194 $ 1.42 $ 2.22 $ 3.23 $400 $200 $0 Rolling NTM ANTI Implied Annualized NTM ANT I 1This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. 2Average through NTM period beginning 2Q18 3Assumes current capital structure ($1.981 billion in debt at blended 6.2% interest rate + debt issue cost amortization) 19 5-June-19 Pro Forma Adjusted Net Trading Income ($mm) Avg Min With four years of various volatility environments, pro forma EPS was as least $1.42 per share

Strong Cash Flow Generation with Focus on Returning Capital to Shareholders

Adjusted EPS[1] & Dividend Payouts since IPO[2]	2Q15 to 4Q16	FY 2017	1Q 2018	2Q 2018	3Q 2018	4Q 2018	1Q 2019[3]
Normalized Adjusted EPS	$1.90	$0.57	$0.76	$0.31	$0.22	$0.67	$0.34
Dividends Declared	$1.68	$0.96	$0.24	$0.24	$0.24	$0.24	$0.24
Cumulative Payout Ratio	***88%***	***107%***	***89%***	***88%***	***89%***	***81%***	***81%***

Debt / Pro Forma LTM Adjusted EBITDA[1] *($mm)*	As of: 12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19
Total Long-Term Debt	$1,313	$1,057	$1,047	$931	$931	$2,032
Pro Forma LTM Adjusted EBITDA	$251	$426	$498	$527	$618	$716
Debt / Pro Forma LTM Adjusted EBITDA	***5.2x***	***2.5x***	***2.1x***	***1.8x***	***1.5x***	***2.8x***

Cumulative Capital Return since IPO	
Cumulative Adjusted EPS since IPO	$4.76
Cumulative Dividends per Share since IPO	$3.84
Cumulative % Payout since IPO	***81%***
Share Buyback Amount per Share[4]	$0.34
Cumulative % Payout after Buyback	***88%***

Since IPO, Virtu has returned over $680 million to shareholders in the form of dividends and share repurchases

[1] This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure.
[2] Virtu Financial, Inc. went public in 2Q 2015.
[3] ITG revenues and expenses included in financials beginning on March 1, 2019 close date.
[4] Calculated as total dollar amount of shares repurchased to date divided by weighted average of fully diluted shares currently outstanding.

20 5-June-19

Return on Invested Capital Has Been Best-in-Class Virtu ROIC: 25.7% Virtu returned 2.4x more on invested capital than our median peer in 2018 Peer Median ROIC: 9.7% Virtu1 Peers2 1 Pro Forma 2018, includes Virtu & ITG. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. 2 Median ROIC of Virtu peers 21 5-June-19 Virtu Peers: Cboe CME ICE Interactive Brokers MarketAxess Nasdaq Tradeweb

Financial Goals additional acquisition 22 5-June-19 Revenue •Leverage growth opportunities to realize revenue Growth synergies Expense •On track for 2019 expense guidance Management •Track record of exceeding targets Capital •Reduce leverage to pre-ITG levels (1.5x to 2.0x) absent Management •Maintain consistent payout through all cycles of volatility

Appendix VIRTU FINANCIAL

Trading (Deployed) Capital Returns Strong Consistent Return on Deployed Capital are Superior 3,000 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 2,500 2,000 1,500 1,000 500 - 2015 2016 2017 2018 Total Trading Capital ($mm) Return on Deployed Capital 24 Source: Virtu Financial Trading Capital ($mm) Return on Deployed Capital

Adjusted Net Trading Income Reconciliation

Adjusted Net Trading Income - Virtu *($mm)*	FY 2015	FY 2016	FY 2017	FY 2018
Trading income, net	$757	$665	$766	$1,267
Commissions, net and technology services	11	10	117	184
Brokerage, exchange and clearance fees, net	(232)	(221)	(257)	(302)
Payments for order flow	-	-	(28)	(75)
Interest and dividends, net	(24)	(30)	(42)	(54)
Adjusted Net Trading Income	$511	$424	$556	$1,020

Adjusted Net Trading Income - Virtu *($mm)*	Market Making	Execution Services
Trading income, net	$1,266	$1
Commissions, net and technology services	29	156
Brokerage, exchange and clearance fees, net	(243)	(59)
Payments for order flow	(75)	(0)
Interest and dividends, net	(53)	(1)
Adjusted Net Trading Income	$924	$96

Adjusted Net Trading Income - KCG *($mm)*	FY 2015	FY 2016	FY 2017
Trading revenues, net	$803	$668	$287
Commissions and fees	377	391	207
Investment income and other, net	421	393	10
Exchange and clearance fees	(265)	(295)	(153)
Payments for order flow	(62)	(55)	(35)
Interest and dividends, net	(37)	(39)	(24)
Gain from the sale of KCG Hotspot	(385)	-	-
Gain on sale of investments	(20)	-	-
Net gain related to tradeMONSTER/OptionsHouse	3	-	-
Gain from the sale of Bats investment	-	(364)	(5)
Adjusted Net Trading Income	**$836**	**$700**	**$287**
Less: GQS + BondPoint Adj. NTI	*(144)*	*(80)*	*(50)*
Adjusted Net Trading Income	$692	$620	$237

Adjusted Net Trading Income - ITG *($mm)*	Workflow Technology & Analytics				Execution Services				Corporate			
	FY 2015	FY 2016	FY 2017	FY 2018	FY 2015	FY 2016	FY 2017	FY 2018	FY 2015	FY 2016	FY 2017	FY 2018
Total revenue	$140	$137	$138	$147	$386	$328	$344	$359	$109	$4	$2	$3
Transaction processing expense	-	-	-	-	(91)	(90)	(101)	(102)	-	-	-	-
Less: Other revenues - gains	-	-	-	-	-	-	-	-	(108)	(2)	-	-
Adjusted Net Trading Income	$140	$137	$138	$147	$295	$238	$243	$257	$1	$1	$2	$3

25

Pro Forma LTM Debt-to-EBITDA Reconciliation (1 of 2) Pre-Tax Income (Loss) $24 $5 ($46) $131 $469 $50 $29 $149 ($16) Interest expense Depreciation and amortization Intangible amortization 7 7 0 13 7 0 29 16 6 25 18 9 25 15 7 21 16 7 21 16 6 16 14 6 32 16 11 Severance Reserve for legal matter Transaction fees and expenses Trading related settlement income Office lease termination Write-down of assets Share-based compensation Connectivity early termination Acquisition related retention bonus Other Gain/(loss) on sale of business 1 - 0 - - - 9 - - (0) - - (2) 9 - - 1 9 - - 0 - 9 - 16 - 2 1 4 - 23 (0) - 5 3 1 (1) 2 0 6 - - (95) - 4 - 7 - 20 1 9 3 - 0 (338) 3 0 2 - 2 2 7 5 - (1) - 1 2 (0) - 1 1 9 - - (0) 2 2 - 3 - 0 - 10 - - (4) - 53 - 15 - - - 11 - - 1 - 26 Adjusted EBITDA$48$41$59$104$223$112$88$195$124 EBITDA$38$25$5$183$516$94$73$185$43 Adjusted EBITDA - Virtu ($mm)1Q 20172Q 20173Q 20174Q 20171Q 20182Q 20183Q 20184Q 20181Q 2019

Pro Forma LTM Debt-to-EBITDA Reconciliation (2 of 2) Pre-Tax Income (Loss) $6 ($0) $3 $2 Interest expense Depreciation and amortization 0 11 0 11 0 11 0 11 Lease consolidation SEC settlement accrual and related fees Acquisition costs Restructuring Share-based compensation Investment Income - - - 7 8 (0) - 12 - - 6 (0) 1 1 - 3 6 (1) (0) 0 8 - 9 (1) Total Long-Term Debt LTM Adjusted EBITDA - Virtu LTM Adjusted EBITDA - ITG Target Cash Synergies $1,313 251 $1,057 426 $1,047 498 $931 527 $931 618 $2,032 520 82 114 27 Debt / Pro Forma LTM Adjusted EBITDA5.2x2.5x2.1x1.8x1.5x2.8x Debt / Pro Forma LTM Adjusted EBITDA ($mm)As of:12/31/173/31/186/30/189/30/1812/31/183/31/19 Adjusted EBITDA$33$29$25$28 EBITDA$18$11$14$13 Adjusted EBITDA - ITG ($mm)1Q 20182Q 20183Q 20184Q 2018

Return on Invested Capital Reconciliation Adjusted EBITDA $733 Depreciation and amortization (105) Pro Forma Tax (24%) (151) Total Equity Short-term borrowings Long-term borrowings Cash and cash equivalents $1,458 21 1,122 (637) $1,442 44 1,016 (660) $1,385 15 904 (416) $1,495 15 907 (736) Total Equity Short-term borrowings Long-term borrowings Cash and cash equivalents $363 83 3 (250) $335 73 2 (255) $358 52 2 (257) $359 101 2 (281) 28 1 Pro Forma for Virtu & ITG Invested Capital $199 $156 $155 $181 Invested Capital - ITG ($mm) As of: 3/31/18 6/30/18 9/30/18 12/31/18 Invested Capital $1,963 $1,841 $1,887 $1,681 Invested Capital - Virtu ($mm) As of: 3/31/18 6/30/18 9/30/18 12/31/18 NOPAT $477 Operating Proft $628 NOPAT - Pro Forma1 ($mm) FY 2018

Adjusted EPS Reconciliation

Adjusted EPS Reconciliation *($mm)*	2Q15 to 4Q15	FY 2016	FY 2017	1Q 2018	2Q 2018	3Q 2018	4Q 2018	1Q 2019[1]
Pre-Tax Income (Loss)	**$135.8**	**$179.6**	**$113.2**	**$468.5**	**$49.6**	**$29.4**	**$148.8**	**($16.2)**
Intangible amortization	0.2	0.2	15.4	6.9	6.8	6.4	6.1	10.9
Financing interest expense	-	-	4.6	-	-	-	-	-
Debt issue costs related to financing	-	5.6	10.5	6.0	2.4	3.3	-	9.2
Severance	0.8	1.3	14.9	3.7	2.6	1.3	1.9	53.4
Reserve for legal matter	5.4	-	0.7	-	0.4	1.6	-	-
Transaction fees and expenses	-	1.0	25.3	7.5	1.8	(0.3)	2.5	15.1
Trading related settlement income	-	(3.0)	(0.6)	-	-	-	-	-
Office lease termination	-	(0.3)	3.7	20.0	1.8	1.4	0.1	-
Write-down of assets	0.3	0.4	2.8	0.9	1.8	0.5	-	-
Acquisition related retention bonus	-	-	23.1	-	-	-	-	-
Share-based compensation	58.2	25.6	27.8	9.3	6.7	8.5	10.3	11.2
Connectivity early termination	-	-	-	2.5	4.6	-	-	-
Loss/(gain) on sale of business	-	-	-	(337.5)	-	2.3	-	-
Other	-	(0.0)	(95.0)	0.5	(1.0)	(0.1)	(4.3)	1.4
Normalized Adjusted Pre-Tax Income	**$200.5**	**$210.3**	**$146.2**	**$188.3**	**$77.4**	**$54.6**	**$165.3**	**$85.0**
Normalized provision for income taxes[2]	71.2	74.7	54.1	43.3	17.8	12.6	38.0	20.4
Normalized Adjusted Net Income	**$129.3**	**$135.6**	**$92.1**	**$145.0**	**$59.6**	**$42.0**	**$127.2**	**$64.6**
Weighted average fully diluted shares outstanding	138.8	139.7	161.5	190.1	191.1	192.0	191.2	192.7
Normalized Adjusted EPS	**$0.93**	**$0.97**	**$0.57**	**$0.76**	**$0.31**	**$0.22**	**$0.67**	**$0.34**

29

Trading Capital Reconciliation (1 of 3) As of: 3/31/15 12/31/15 12/31/16 12/31/17 12/31/18 ($mm) (+) Cash and cash equivalents (+) Securities borrowed (+) Securities purchased under agreements to resell (+) Receivables from broker-dealers and clearing organizations (+) Trading assets, at fair value $67 691 0 461 2,077 - - (957) (11) (726) (1,292) - $163 453 15 477 1,297 - (45) (525) - (487) (979) - $181 220 - 450 1,960 - (25) (222) - (828) (1,350) - $533 1,485 - 1,087 2,830 $736 1,400 15 1,101 2,640 (-) Short-term borrowings (-) Securities loaned (-) Securities sold under agreements to repurchase (-) Payables to broker-dealers and clearing organizations (-) Trading liabilities, at fair value (-) Accounts payable (28) (769) (391) (834) (2,500) (102) (15) (1,130) (282) (567) (2,475) - 30 Trading Capital $310 $370 $386 $1,313 $1,423 Trading Capital - Virtu

Trading Capital Reconciliation (2 of 3) As of: 3/31/15 12/31/15 12/31/16 ($mm) (+) Cash and cash equivalents (+) Cash and cash equivalents segregated under federal and other regulations (+) Funds held in escrow (+) Total financial instruments owned, at fair value (+) Collateralized agreements, Securities borrowed (+) Receivable from brokers, dealers and clearing organizations $991 3 330 2,641 1,686 919 $581 3 - 2,444 1,636 681 $632 3 - 2,540 1,688 833 (-) Total financial instruments sold, not yet purchased, at fair value (-) Collateralized financings (-) Payable to brokers, dealers and clearing organizations (-) Payable to customers (2,142) (1,698) (539) (12) (2,113) (1,418) (274) (17) (2,046) (1,500) (519) (24) 31 Trading Capital $2,177 $1,523 $1,607 Trading Capital - KCG

Trading Capital Reconciliation (3 of 3) As of: 3/31/15 12/31/15 12/31/16 12/31/17 12/31/18 ($mm) (+) Cash and cash equivalents (+) Cash restricted or segregated under regulations and other (+) Deposits with clearing organizations (+) Securities owned, at fair value (+) Receivables from brokers, dealers and clearing organizations (+) Receivables from customers $206 38 90 12 882 110 $331 38 71 6 1,037 49 $278 40 63 3 152 54 $287 19 57 2 194 75 $268 14 75 0 275 227 (-) Accounts payable and accrued expenses (-) Short-term bank loans (-) Payables to brokers, dealers and clearing organizations (-) Payables to customers (-) Securities sold, not yet purchased, at fair value (164) (107) (789) (30) (9) (170) (82) (961) (10) (3) (174) (72) (100) (12) (0) (166) (101) (119) (24) (0) (212) (78) (328) (37) (0) 32 Trading Capital $239 $306 $231 $223 $203 Trading Capital - ITG

To learn more, contact your sales representative or call our desk at: APAC +852.2846.3592 | CAN +1.416.874.0800 | EMEA +44.20.7670.4066 | US +1.212.444.6250 info@virtu.com | www.virtu.com © 2019 Virtu Financial, Inc. All rights reserved. Not to be reproduced or retransmitted without permission. ITG, POSIT, POSIT Alert are registered trademarks of the Virtu Financial companies. These materials are for informational purposes and are not intended to be used to make trading or investment decisions, they are not intended as an offer to sell or the solicitation of an offer to buy any security or financial product, and are not intended as advice (investment, tax or legal). The information contained herein has been taken from trade and statistical services and other sources we believe to be reliable but we do not represent that such information is accurate or complete and it should not be relied upon as such. No guarantee or warranty is made as to the reasonableness of the assumptions or the accuracy of the models or market data. Securities products and services are offered by the following subsidiaries of Virtu Financial Inc. In the U.S., Virtu ITG LLC or Virtu Americas LLC, both FINRA and SIPC members; in Canada, Virtu ITG Canada Corp., member Canadian Investor Protection Fund (“CIPF”) and Investment Industry Regulatory Organization of Canada (“IIROC”), MATCHNow® is a product offering of TriAct Canada Marketplace LP (“TriAct”), member CIPF and IIROC. TriAct is a wholly owned subsidiary of Virtu ITG Canada Corp.; in Europe, Virtu ITG Europe Limited, registered in Ireland No. 283940 (“VIEL”) (the registered office of ITGL is Block A, 1 Georges Quay, Dublin 2, Ireland). ITGL is authorized and regulated by the Central Bank of Ireland; and also by Virtu Financial Ireland Limited, registered in Ireland No. 471719 (“VFIL). VFIL’s registered office is Whitaker Court, Whitaker Square, Third Floor, Block C, Sir John Rogerson’s Quay, Dublin 2, Ireland. VFIL is authorised and regulated by the Central Bank of Ireland; in Asia, Virtu ITG Hong Kong Limited (SFC License No. AHD810), Virtu ITG Singapore Pte Limited (CMS License No. 100138-1), and Virtu ITG Australia Limited (AFS License No. 219582).